UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 20, 2017
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Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Dallas, Texas		75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On April 24, 2017, Fiesta Restaurant Group, Inc. (the “Company”) issued a press release announcing certain preliminary financial results for its first fiscal quarter ended April 2, 2017. The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.
On April 20, 2017, the Company's Board of Directors concluded that the Company had impairment and lease and other charges as required under generally accepted accounting principles relating to the closure of thirty (30) Company-owned Pollo Tropical restaurants on April 24, 2017. Of the thirty (30) closed Pollo Tropical restaurants, up to five (5) restaurants in Texas may be rebranded as Taco Cabana restaurants. The decision to close the thirty (30) Pollo Tropical restaurants was based on a restaurant portfolio examination as part of the Company’s strategic review process to enhance long-term shareholder value.

The Company expects to record total non-cash impairment charges of approximately $33 million to $37 million in the first quarter 2017, and related lease and other charges of $9 million to $12 million in the second quarter 2017 with respect to the closed restaurants based on the actual timing of restaurant closures, which will result in future cash expenditures.

ITEM 2.06. MATERIAL IMPAIRMENTS.
The information required to be disclosed under this Item 2.06 is included in Item 2.05 above and incorporated by reference herein.
The Company issued a press release on April 24, 2017 announcing estimated charges associated with the Company-owned Pollo Tropical restaurants referenced above, the full text of which is attached as Exhibit 99.1 and incorporated by reference into Item 2.05 and Item 2.06.

ITEM 9.0. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Fiesta Restaurant Group, Inc. Press Release, dated April 24, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: April 24, 2017

By: /s/ Joseph A. Zirkman
Name: Joseph A. Zirkman
Title: Senior Vice President, General Counsel and Secretary